                                                             EXHIBIT (h)(11)(c)

                  AMENDMENT NO. 13 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on February 1, 2008, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of February 1, 2008.

                                          AMERICAN GENERAL LIFE
                                          INSURANCE COMPANY
                                          By its authorized officers,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          Attest:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          (Corporate Seal)

                                          MFS VARIABLE INSURANCE TRUST,
                                          ON BEHALF OF THE PORTFOLIOS
                                          By its authorized officer,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                          MASSACHUSETTS FINANCIAL
                                          SERVICES COMPANY
                                          By its authorized officer,

                                          By:
                                                  ------------------------------
                                          Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

                                                         As of February 1, 2008

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

     NAME OF SEPARATE
     ACCOUNT AND DATE
 ESTABLISHED BY BOARD OF        POLICIES FUNDED              PORTFOLIOS
        DIRECTORS             BY SEPARATE ACCOUNT      APPLICABLE TO POLICIES
 -----------------------   -------------------------- ------------------------
  American General Life       Platinum Investor I     MFS Emerging Growth
    Insurance Company        Flexible Premium Life    Series
  Separate Account VL-R        Insurance Policy       MFS Research Series
      (May 6, 1997)          Policy Form No. 97600    MFS Core Equity Series
                                                      MFS New Discovery Series
                             Platinum Investor II
                             Flexible Premium Life
                               Insurance Policy
                             Policy Form No. 97610

                           Corporate America-Variable
                             Life Insurance Policy
                             Policy Form No. 99301

                               Platinum Investor
                               Survivor Variable
                             Life Insurance Policy
                             Policy Form No. 99206

                             Platinum Investor III
                             Flexible Premium Life
                               Insurance Policy
                             Policy Form No. 00600

                               Platinum Investor
                                  Survivor II
                            Variable Life Insurance
                                    Policy
                             Policy Form No. 01206

                            Platinum Investor PLUS
                             Flexible Premium Life
                               Insurance Policy
                             Policy Form No. 02600

                               Platinum Investor
                                 FlexDirector
                           Flexible Premium Variable
                             Life Insurance Policy
                             Policy Form No. 03601
                            (effective February 12,
                                     2004)

                             Platinum Investor IV
                           Flexible Premium Variable
                             Life Insurance Policy
                             Policy Form No. 04604
                             (effective January 1,
                                     2005)

                             Platinum Investor VIP
                           Flexible Premium Variable
                           Universal Life Insurance
                                    Policy
                             Policy Form No. 05604
                            (effective February 1,
                                     2006)

                             Legacy Plus Variable     MFS Emerging Growth
                             Life Insurance Policy    Series
                             Policy Form No. 98615

     NAME OF SEPARATE
     ACCOUNT AND DATE
 ESTABLISHED BY BOARD OF        POLICIES FUNDED              PORTFOLIOS
        DIRECTORS             BY SEPARATE ACCOUNT      APPLICABLE TO POLICIES
 -----------------------   -------------------------  -------------------------
                             The One VUL Solution     MFS Investors Trust
                            Variable Life Insurance   Series
                                    Policy
                             Policy Form No. 99615

                            AIG Corporate Investor    MFS New Discovery Series
                           Flexible Premium Variable  MFS Research Series
                             Life Insurance Policy
                             Policy Form No. 99301

                           AIG Income Advantage VUL   MFS New Discovery Series
                           Flexible Premium Variable  MFS Research Series
                             Life Insurance Policy
                             Policy Form No. 07704

                           AIG Protection Advantage   MFS New Discovery Series
                                      VUL             MFS Research Series
                           Flexible Premium Variable
                             Life Insurance Policy
                             Policy Form No. 07921

                                AG Legacy Plus        MFS Emerging Growth
                            Variable Life Insurance   Series
                                    Policy            MFS New Discovery Series
                             Policy Form No. 99616    MFS Total Return Series

  American General Life        Platinum Investor      MFS Emerging Growth
    Insurance Company          Variable Annuity       Series
    Separate Account D        Contract No. 98020      MFS Research Series
   (November 19, 1973)                                MFS Core Equities Series
                               Platinum Investor      MFS New Discovery Series
                                   Immediate
                               Variable Annuity
                              Contract No. 03017
                            (effective January 15,
                                     2004)

  American General Life       EquiBuilder II and      Fidelity VIP Money Market
    Insurance Company           EquiBuilder III       Fidelity VIP High Income
  Separate Account VUL-2     VUL Flexible Premium     Fidelity VIP
     (April 9, 1991)        Variable Universal Life   Equity-Income
                              Insurance Policies      Fidelity VIP Growth
                             Policy Form No. T1735    Fidelity VIP Overseas
                                                      Fidelity VIP Investment
                                                      Grade Bond
                                                      Fidelity VIP Asset
                                                      Manager
                                                      Fidelity VIP Index 500
                                                      Fidelity VIP Asset
                                                      Manager: Growth
                                                      Fidelity VIP Contrafund
                                                      MFS Emerging Growth
                                                      Series
                                                      MFS Research Series
                                                      MFS Investors Trust
                                                      Series
                                                      MFS Total Return Series
                                                      MFS Utilities Series
                                                      MFS Core Equities Series

     NAME OF SEPARATE
     ACCOUNT AND DATE
 ESTABLISHED BY BOARD OF        POLICIES FUNDED              PORTFOLIOS
        DIRECTORS             BY SEPARATE ACCOUNT      APPLICABLE TO POLICIES
 -----------------------   -------------------------  -------------------------
  American General Life         The Chairman VA       Fidelity VIP Money Market
    Insurance Company        Combination Fixed and    Fidelity VIP High Income
  Separate Account VA-1    Variable Annuity Contract  Fidelity VIP
      (May 22, 1996)        Contract Nos. T1575 and   Equity-Income
                                    T1575Z            Fidelity VIP Growth
                                                      Fidelity VIP Overseas
                                                      Fidelity VIP Investment
                                                      Grade Bond
                                                      Fidelity VIP Asset
                                                      Manager
                                                      Fidelity VIP Index 500
                                                      Fidelity VIP Contrafund
                                                      MFS Emerging Growth
                                                      Series
                                                      MFS Research Series
                                                      MFS Investors Trust
                                                      Series
                                                      MFS Total Return Series
                                                      MFS Utilities Series
                                                      MFS Core Equities Series